Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	INITIAL COUPON RATE	PAR AMOUNT
01/27/2021	3130AKML7	01/29/2021	10/29/2027	07/29/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/29/2021	0.80%	$15,000,000
01/27/2021	3130AKW85	02/11/2021	08/11/2025	08/11/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/11/2022	0.40%	$15,000,000
01/27/2021	3130AKWA0	02/12/2021	02/12/2026	08/12/2021	Optional Principal Redemption	American	Fixed/ Constant	08/12/2021	0.52%	$50,000,000
01/27/2021	3130AKWH5	02/19/2021	02/19/2036	08/19/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	08/19/2021	1.00%	$15,000,000
01/27/2021	3130AKWK8	02/12/2021	02/12/2026	08/12/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	11/12/2021	0.51%	$15,000,000
01/27/2021	3130AKWM4	02/26/2021	11/26/2024	08/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/26/2021	0.30%	$75,000,000
01/28/2021	3130AKWH5	02/19/2021	02/19/2036	08/19/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	08/19/2021	1.00%	$10,000,000
01/28/2021	3130AKWV4	01/29/2021	01/29/2026	07/29/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	07/29/2021	0.50%	$30,000,000
01/28/2021	3130AKWX0	02/17/2021	11/17/2028	08/17/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/17/2021	1.00%	$20,000,000
01/28/2021	3130AKX27	02/24/2021	08/24/2026	08/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/24/2022	0.60%	$15,000,000
01/28/2021	3130AKX43	02/24/2021	02/24/2026	05/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	11/24/2021	0.30%	$20,000,000
01/28/2021	3130AKX50	02/11/2021	08/11/2028	08/11/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/11/2021	1.00%	$50,000,000
01/28/2021	3130AKXA9	02/17/2021	02/17/2026	08/17/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/17/2022	0.52%	$20,000,000
01/29/2021	3130AKXJ0	02/24/2021	02/24/2026	08/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/24/2021	0.60%	$100,000,000
01/29/2021	3130AKXL5	02/18/2021	02/18/2025	08/18/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	08/18/2021	0.20%	$15,000,000
01/29/2021	3130AKXM3	02/17/2021	02/17/2032	08/17/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/17/2023	1.35%	$50,000,000
01/29/2021	3130AKXX9	02/25/2021	02/25/2026	08/25/2021	Optional Principal Redemption	European	Fixed/ Constant	02/25/2022	0.50%	$56,000,000
01/29/2021	3130AKXZ4	02/26/2021	02/26/2026	08/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/26/2021	0.62%	$15,000,000

01/29/2021	3130AKY26	02/24/2021	11/24/2025	08/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/24/2021	0.51%	$30,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.